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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-30654, 333-85491 and 333-35426 of Active Software, Inc. on Form S-8 of our report with respect to Alier, Inc. dated March 3, 2000, appearing in this Current Report on Form 8-K/A of Active Software, Inc.


\s\ DELOITTE & TOUCHE LLP

San Jose, California
April 24, 2000